Statements of Net Assets Available for Benefits - Rail - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments
Interest in the Master Trust	$ 0	$ 16,688
Receivables
Notes receivable from participants	0	179
Participant contributions receivable	0	2
Employer contributions receivable	0	61
Total receivables	0	242
Net assets available for benefits	$ 0	$ 16,930